Exhibit 10.30

AMENDMENT NO. 1 TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 13, 2003, is entered into by and between Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”) and Bank of America, N.A. as Administrative Agent (the “Agent”) for itself and for the other Lenders, with reference to the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers.

RECITALS

1. Borrower has informed the Agent that it desires to enter into an Amended and Restated Operating Agreement pursuant to which it will purchase 75% of the member interests of Orange County Development, LLC, an existing limited liability company organized under the laws of the state of Indiana (the “OC Development Acquisition”); and

2. Borrower desires to amend certain provisions of the Credit Agreement to provide for the OC Development Acquisition, and the Agent and the Required Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

1. Defined Terms. Any and all initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Definitions. Section 1.01 of the Credit Agreement is amended by amending the definition of “Excluded Subsidiaries” to read in its entirety as follows:

“Excluded Subsidiaries” means Omaha Partners, OC Development, and in the event South Coast Project Approval does not occur, any new entity organized in connection with the South Coast Project.

Section 1.01 of the Credit Agreement is further amended by adding the definition of “OC Development” thereto in the correct alphabetical order to read in its entirety as follows:

“OC Development” means Orange County Development, LLC, a limited liability company organized under the laws of the state of Indiana.

3. Acquisitions and Investments. Section 7.16 of the Credit Agreement is amended by deleting the period at the end thereof and by substituting in lieu thereof a semi-colon and by adding the following phrase at the end thereof:

“; provided, however, that any Investments made or suffered to exist relating to OC Development and otherwise permitted pursuant to this Section 7.16 shall not, when combined with the Contingent Obligations relating to OC Development and otherwise permitted under Section 7.10, at any time exceed $60,000,000; provided, further, that any notes or instruments evidencing such Investments in OC Development shall be pledged and delivered to the Administrative Agent together with endorsements in the form prescribed by the Administrative Agent within five Business Days of the execution of such notes or instruments.”

4. Excluded Subsidiaries. Section 7.19 of the Credit Agreement is amended by deleting the period at the end of the second sentence thereof and by adding the following phrase thereto:

“, provided that, subject to the limitations set forth in the proviso to Section 7.16, the Borrower may incur Contingent Obligations with respect to OC Development.”

5. Conditions Precedent. The effectiveness of this Amendment (the “Effective Date”) is subject to the prior satisfaction of each of the following conditions:

(a) Agent shall have received this Amendment, duly executed by Borrower;

(b) Agent shall have received the Amendment to the Amended and Restated Security Agreement in the form attached as Exhibit A, duly executed by Borrower.

(c) Agent shall have received an acknowledgment, in the form attached hereto as Exhibit B, from Guarantor; and

(d) Agent shall have received a written consent from each of the Required Lenders, substantially in the form of Exhibit C.

6. Reaffirmation of Loan Documents; No Default; No Defenses; etc. Borrower hereby reaffirms the Credit Agreement and the Loan Documents and its obligations to Agent and Lenders thereunder. Borrower represents and warrants that there are no outstanding Events of Default under the Credit Agreement or any Loan Document. Borrower acknowledges that Agent and Lenders have fully complied with their respective obligations under any Loan Document and that Borrower has no defenses to the validity, enforceability or binding effect of any Loan Document.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together, shall constitute but one and the same instrument.

8. Otherwise Not Affected. In the event of any conflict or inconsistency between the Credit Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern. Except to the extent set forth herein, the Credit Agreement shall remain unaltered and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

COAST HOTELS AND CASINOS, INC.

By:	/s/ Gage Parrish
Name:	Gage Parrish
Title:	VP/CFO

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Janice Hammond
Name:	Janice Hammond
Title:	Vice President

EXHIBIT A

FORM OF AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”), dated as of November 13, 2003, is made by and between Coast Hotels and Casinos, Inc., a Nevada corporation (“Grantor”), and Bank of America, N.A., as Administrative Agent (the “Agent”) for itself and for the other Lenders, with reference to the Amended and Restated Security Agreement dated of September 26, 2003, made by the Grantor in favor of the Agent and the Lenders (the “Security Agreement”).

RECITALS

1. Grantor and the Agent are parties to that Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Grantor, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, pursuant to which certain credit accommodations have been made available to the Grantor.

2. Pursuant to the Security Agreement, Grantor granted a security interest in assets of Grantor to secure Grantor’s obligations under the Credit Agreement.

3. Grantor has informed the Agent that it desires to enter into an Amended and Restated Operating Agreement pursuant to which it will purchase 75% of the member interests of Orange County Development, LLC, an existing limited liability company organized under the laws of the state of Indiana (the “OC Development Acquisition”). Grantor desires to amend certain provisions of the Credit Agreement to provide for the OC Development Acquisition.

4. It is a condition precedent to the Agent and the Required Lenders amending the Credit Agreement that Grantor execute this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

1. Defined Terms. Any and all initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings ascribed thereto in the Security Agreement.

2. Definitions. Section 1 of the Security Agreement is amended by amending subparts (b) and (g) of the definition of “Collateral” to read in its entirety as follows:

All present and future general intangibles, all contractual rights under the limited liability company agreements of Omaha Partners, LLC and Orange County Development, LLC, all tax refunds of every kind and nature to which Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses (except for gaming licenses and liquor licenses, which are not transferable), copyrights, technology, processes, proprietary information and insurance proceeds of which Grantor is a beneficiary;

(g) All present and future stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, limited liability company interests, joint venture interests, investment property, Investments (including all Investments in Omaha Partners, LLC and Orange County Development, LLC) and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto and all investments in Omaha Partners, LLC and Orange County Development, LLC;

3. Grantor’s Representations. Section 4 of the Security Agreement is amended by amending subpart (l) thereof to read in its entirety as follows:

(l) the ownership interests in Omaha Partners, LLC and Orange County Development, LLC will not be certificated and will not be subject to Article 8 of the Uniform Commercial Code as enacted in any jurisdiction

4. Conditions Precedent. The effectiveness of this Amendment is subject to Agent having received this Amendment, duly executed by Grantor.

5. Reaffirmation of Loan Documents; No Default; No Defenses; etc. Grantor hereby reaffirms the Security Agreement and the Loan Documents and its obligations to Agent and Lenders thereunder. Grantor represents and warrants that there are no outstanding Events of Default under the Security Agreement or any Loan Document. Grantor acknowledges that Agent and Lenders have fully complied with their respective obligations under any Loan Document and that Grantor has no defenses to the validity, enforceability or binding effect of any Loan Document.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together, shall constitute but one and the same instrument.

7. Otherwise Not Affected. In the event of any conflict or inconsistency between the Security Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern. Except to the extent set forth herein, the Security Agreement shall remain unaltered and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

GRANTOR:

COAST HOTELS AND CASINOS, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT B

ACKNOWLEDGMENT OF GUARANTOR

In order to induce Administrative Agent to execute the Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”), and to induce the Lenders to consent to the Amendment, the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Amendment and that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned’s obligations to Administrative Agent, for the benefit of Lenders, under the Guaranty dated September 26, 2003 (the “Guaranty”) made by the undersigned in favor of Administrative Agent for the benefit of the Lenders. The undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that it shall continue to be liable under such Guaranty in accordance with the terms thereof. The undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty. Any and all initially capitalized terms set forth in this Acknowledgment of Guarantor shall have the respective meanings ascribed thereto in the Credit Agreement, as amended by the Amendment.

Dated as of: November 13, 2003.

“Guarantor”

COAST CASINOS, INC., a Nevada corporation

By:	/s/ Gage Parrish
Name:	Gage Parrish
Title:	VP/CFO

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Bank of America
[Name of Lender]

By:	/s/ Matthew Koenig
Name:	Matthew Koenig
Title:	Managing Director

Dated:	11/14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Wells Fargo Bank
[Name of Lender]

By:	/s/ Rick Bokum
Name:	Rick Bokum
Title:	Vice President

Dated:	November 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Deutsche Bank Trust Company Americas
[Name of Lender]

By:	/s/ George R. Reynolds
Name:	George R. Reynolds
Title:	Vice President

Dated:	, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Bank of Scotland
[Name of Lender]

By:	/s/ Joseph Fratus
Name:	Joseph Fratus
Title:	First Vice President

Dated:	Nov. 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

The CIT Group/Equipment Financing, Inc.
[Name of Lender]

By:	/s/ Michael J. Misulonas
Name:	Michael J. Misulonas
Title:	Senior Credit Analyst

Dated:	November 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Commerzbank AG, New York and Grand Cayman Branches
[Name of Lender]

By:	/s/ Christian Jagenberg
Name:	Christian Jagenberg
Title:	SVP and Manager

By:	/s/ Werner Schmidbauer
Name:	Werner Schmidbauer
Title:	SVP

Dated:	November 13, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

U,S, Bank
[Name of Lender]

By:	/s/ Ryan Stipe
Name:	Ryan Stipe
Title:	Vice President

Dated:	November 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Credit Lyonnais New York Branch
[Name of Lender]

By:	/s/ F. Frank Herrera
Name:	F. Frank Herrera
Title:	Vice President

Dated:	November 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

JPMorgan Chase Bank
[Name of Lender]

By:	/s/ Donald Shokrian
Name:	Donald Shokrian
Title:	Managing Director

Dated:	November 13, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Name of Lender]

By:	/s/ Eion P. Collins
Name:	Eion P. Collins
Title:	Vice President

Dated:	November 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Fleet Bank
[Name of Lender]

By:	/s/ Thomas Brower
Name:	Thomas Brower
Title:	Vice President

Dated:	11/14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Hibernia National Bank
[Name of Lender]

By:	/s/ Jennifer Henry
Name:	Jennifer Henry
Title:	AVP

Dated:	11/14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

The Peoples Bank, Biloxi, Mississippi
[Name of Lender]

By:	/s/ Chevis C. Swetman
Name:	Chevis C. Swetman
Title:	President & CEO

Dated:	November 13, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Nevada State Bank
[Name of Lender]

By:	/s/ R. Michael Ramsey
Name:	R. Michael Ramsey
Title:	V.P. Corporate Relationship Manager

Dated:	November 14, 2003

EXHIBIT C

CONSENT OF LENDER

This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Credit Agreement, dated as of September 26, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, the Lenders, Co-Syndication Agent, Documentation Agent, Co-Agent, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, and Banc of America Securities, LLC and Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Managers, as set forth therein (as amended, the “Credit Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

West Coast Bank
[Name of Lender]

By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Vice President

Dated:	November 14, 2003